                   Morgan Stanley Quality Municipal Securities
                          Item 77(O) 10F-3 Transactions
                        November 1, 2006 - April 30, 2007

Securi  Purcha   Size   Offeri  Total   Amount    % of   % of
  ty      se/     of      ng    Amount    of     Offeri  Fund   Brokers   Purcha
Purcha   Trade  Offeri  Price     of    Shares     ng    s                sed
  sed    Date     ng      of   Offerin  Purcha   Purcha  Tota             From
                        Shares    g       sed     sed    l
                                          By       By    Asse
                                         Fund     Fund   ts
Tobacc  01/24/    -     $14.76 $3,622,  6,000,   0.17%   1.90    Bear,     Bear
   o      07                   208,081    000             %    Stearns &  Stearn
Settle                           .50                           Co. Inc.,    s
 ment                                                          Citigroup
Financ                                                         , Merrill
  ing                                                           Lynch &
 Corp.                                                           Co.,
Series                                                         JPMorgan,
 2007                                                             UBS
                                                               Investmen
                                                                t Bank,
                                                                 A.G.
                                                               Edwards &
                                                                 Sons,
                                                                 Inc.,
                                                                 Alta
                                                                Capital
                                                                Group,
                                                               LLC, Apex
                                                                 Pryor
                                                               Securitie
                                                                s, Banc
                                                                  of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                                 BB&T
                                                                Capital
                                                               Markets,
                                                                Butler
                                                                Wick &
                                                                 Co.,
                                                                 Inc.,
                                                                Cabrera
                                                                Capital
                                                               Markets,
                                                                 Inc.,
                                                               Commerce
                                                                Capital
                                                               Markets,
                                                                 Inc.,
                                                                Ferris
                                                                 Baker
                                                                Watts,
                                                               Incorpora
                                                                 ted,
                                                                 First
                                                                Albany
                                                                Capital
                                                                 Inc.,
                                                               George K.
                                                                Baum &
                                                               Company,
                                                                The GMS
                                                                Group,
                                                                 LLC,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                               Grigsby &
                                                               Associate
                                                               s, Inc.,
                                                                  JP
                                                               McGowan &
                                                               Company,
                                                                 Inc.,
                                                                Jackson
                                                               Securitie
                                                                s, LLC,
                                                                Janney
                                                               Montgomer
                                                                y Scott
                                                                 LLC,
                                                                Keybanc
                                                                Capital
                                                               Markets,
                                                                LaSalle
                                                               Financial
                                                               Services,
                                                                 Inc.,
                                                                 Loop
                                                                Capital
                                                                Markets
                                                                 LLC,
                                                                Morgan
                                                               Keegan &
                                                               Company,
                                                                 Inc.,
                                                                Morgan
                                                               Stanley,
                                                                  NW
                                                                Capital
                                                                Markets
                                                               Inc.,Pipe
                                                               r Jaffray
                                                                & Co.,
                                                                Popular
                                                               Securitie
                                                                s Inc.,
                                                                Powell
                                                                Capital
                                                               Markets,
                                                                 Inc.,
                                                                Prager,
                                                                Sealy &
                                                               Co., LLC,
                                                               Ramirez &
                                                                 Co.,
                                                                 Inc.,
                                                                Raymond
                                                                James &
                                                               Associate
                                                               s, Inc.,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                               Roosevelt
                                                                & Cross
                                                               Incorpora
                                                                 ted,
                                                                Siebert
                                                               Brandford
                                                                Shank &
                                                               Co., LLC,
                                                               Southwest
                                                               Securitie
                                                               s, Sterne
                                                                Agee &
                                                                Leach,
                                                                 Inc.,
                                                               Sturdivan
                                                               t & Co.,
                                                               Wachovia
                                                               Bank, NA

                                                                 Bear
                                                               Stearns &
Golden  03/08/    -     $104.3 $4,446,  4,000,   0.09%   1.26  Co. Inc.,   Bear
 State    07              9    826,391    000             %    Citigroup  Stearn
Tobacc                         .40                              , A.G.      s
   o                                                           Edwards,
Securi                                                         Fidelity
tizati                                                          Capital
  on                                                            Markets
0.000%                                                         Services,
  due                                                          JPMorgan,
6/1/20                                                          Merrill
  47                                                            Lynch &
                                                               Company,
                                                                Prager,
                                                                Sealy &
                                                               Company,
                                                                 LLC,
                                                                Siebert
                                                               Brandford
                                                                Shank &
                                                               Co., LLC,
                                                                 First
                                                                Albany
                                                                Capital
                                                                 Inc.,
                                                                Banc of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                                 Great
                                                                Pacific
                                                               Securitie
                                                               s, Inc.,
                                                                Lehman
                                                               Brothers,
                                                                Morgan
                                                                Keegan
                                                               and Co.,
                                                                 Inc.,
                                                               Ramirez &
                                                                 Co.,
                                                                 Inc.,
                                                               Southwest
                                                               Securitie
                                                                s, UBS
                                                               Investmen
                                                                t Bank,
                                                               Goldman,
                                                                Sachs &
                                                               Co., M.R.
                                                                Beal &
                                                               Company,
                                                                E.J. De
                                                               La Rosa &
                                                                 Co.,
                                                                 Inc.,
                                                                Jackson
                                                               Securitie
                                                                s, Loop
                                                                Capital
                                                               Markets,
                                                                 LLC,
                                                                Morgan
                                                               Stanley,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Stone &
                                                               Youngberg
                                                                 , LLC

                                                               Citigroup
                                                               , Merrill  Merril
                                                                Lynch &     l
                                                                 Co.,     Lynch
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                                Siebert
                                                               Brandford
                                                                Shank &
                                                               CO. LLC,
                                                                 A.G.
                                                               Edwards,
                                                                & Sons,
                                                                 Inc.
                                                               Backstrom
                                                               McCarley
                                                                Berry &
                                                               Co., LLC,
                                                                E.J. De
                                                               La Rosa &
                                                                 Co.,
                                                                 Inc.,
 State                                                           Great
  of                                                            Pacific
Califo  03/29/    -     $96.16 $4,096,  4,000,   0.10%   1.27  Securitie
 rnia     07                   410,000    000             %     s, Inc.
4.250%                                                         JPMorgan,
  due                                                          M.R. Beal
8/1/20                                                             &
  33                                                           Company,
                                                                Prager,
                                                                Sealy &
                                                               Co., LLC,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                                Stone &
                                                               Youngberg
                                                                 LLC,
                                                               Wachovia
                                                                 Bank,
                                                               National
                                                               Associati
                                                               on, Alama
                                                                Capital
                                                                Banc of
                                                                America
                                                               Securitie
                                                               s LLC, E.
                                                               Wagner &
                                                               Associate
                                                                s, Inc.
                                                               Grigsby &
                                                               Associate
                                                               s, Lehman
                                                               Brothers,
                                                                Morgan
                                                               Stanley &
                                                                 Co.,
                                                               Incorpora
                                                                 ted,
                                                               Ramirez &
                                                               Co., Inc.
                                                                Roberts
                                                               and Ryan
                                                               Investmen
                                                               ts, Inc.
                                                                Sutter
                                                               Securitie
                                                                s Inc.,
                                                                 Alta
                                                                Capital
                                                                Group,
                                                               LLC, Bear
                                                               Stearns &
                                                               Co. Inc.,
                                                                 First
                                                                Albany
                                                                Capital
                                                                 Inc.,
                                                               Henderson
                                                                Capital
                                                               Partners,
                                                               LLC, Loop
                                                                Capital
                                                               Markets,
                                                                 LLC,
                                                                 Piper
                                                               Jaffray &
                                                                 Co.,
                                                                Raymond
                                                                James &
                                                               Associate
                                                               s, Inc.,
                                                                Stinson
                                                               Securitie
                                                                s, LLC,
                                                                  UBS
                                                               Investmen
                                                                t Bank,
                                                                 Wells
                                                                 Fargo
                                                               Instituti
                                                                 onal
                                                               Securitie
                                                                s, LLC